Amended and restated EBC WARRANTS PURCHASE AGREEMENT

This Amended and restated EBC WARRANTS PURCHASE AGREEMENT (this “Agreement”) is made as of this 24th day of May, 2012 by and between Infinity Cross Border Acquisition Corporation, a British Virgin Islands business company (the “Company”), having its principal place of business at 3 Azrieli Center (Triangle Tower) 42nd Floor, Tel Aviv, Israel, 67023 and the persons set forth on Exhibit A hereto as the same may be amended from time to time (the “Purchasers”).

WHEREAS, the Company desires to sell on a private placement basis (the “Offering”) an aggregate of 400,000 warrants (the “Initial Warrants”) of the Company for a purchase price of $0.50 per Initial Warrant, to be governed by the Warrant Agreement (defined herein). Each Warrant is exercisable to purchase one ordinary share of the Company, no par value (the “Ordinary Shares”), at an exercise price of $7.00 per Ordinary Share during the period commencing on the date of the closing of the Company’s consummation of an acquisition, share exchange, share reconstruction and amalgamation or contractual control arrangement with, purchase of all or substantially all of the assets of, or any other similar business combination with one or more operating businesses or entities (a “Business Combination”) and expiring on the third (3) anniversary of the Business Combination;

WHEREAS, the Purchasers desire to purchase the Initial Warrants and the Company wishes to accept such subscription.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1. Agreement to Subscribe

1.1. Purchase and Issuance of the Initial Warrants. For the aggregate sum of $200,000 (the “Purchase Price”), upon the terms and subject to the conditions of this Agreement, each of the Purchasers hereby agrees to purchase from the Company, and the Company hereby agrees to sell to the Purchasers, on the Closing Date (as defined in Section 1.2), the respective number of Warrants as set forth in Exhibit A, for a purchase price of $0.50 per Warrant.

In addition to the foregoing, each of the Purchasers hereby agrees to purchase up to an additional 38,182 Warrants (“Additional Warrants” and together with the Initial Warrants, the “Warrants”) at $0.50 per Additional Warrant for a purchase price of $19,091 (“Additional Purchase Price”). The purchase and issuance of the Additional Warrants shall occur only in the event that the underwriters’ 45-day over-allotment option (“Over-Allotment Option”) in the Offering is exercised in full or part. The total number of Additional Warrants to be purchased hereunder shall be in the same proportion as the amount of the Over-Allotment Option that is exercised. Each purchase of Additional Warrants shall occur simultaneously with the consummation of any portion of the Over-Allotment Option.

1.2. Closing. The closing (the “Closing”) of the Offering, shall take place at the offices of Ellenoff Grossman & Schole LLP, 150 East 42nd Street, New York, New York, 10017 simultaneously with the consummation of the Company’s initial public offering (“IPO”) of 5,000,000 units consisting of Ordinary Shares and warrants or the consummation of the exercise of an Over-Allotment Option (each a “Closing Date”).

1.3. Delivery of the Purchase Price. At least one business day prior to the effective date of the Company’s registration statement relating to the IPO, or the date of the exercise of the Over-Allotment Option, if any, each of the Purchasers agrees to deliver the Purchase Price by certified bank check or wire transfer of immediately available funds denominated in United States Dollars to Ellenoff Grossman & Schole LLP, which is hereby irrevocably authorized to deposit such funds on the applicable Closing Date to the trust account which will be established for the benefit of the Company’s public shareholders, managed pursuant to that certain Investment Management Trust Agreement to be entered into by and between the Company and a trustee and into which substantially all of the proceeds of the IPO will be deposited (the “Trust Account”). If the IPO is not consummated within 14 days of the date the Purchase Price is delivered to Ellenoff Grossman & Schole LLP, the Purchase Price shall be returned to the Purchasers by certified bank check or wire transfer of immediately available funds denominated in United States Dollars, without interest or deduction.

1.4. Delivery of Warrant Certificate. Upon the applicable Closing Date after delivery of the Purchase Price in accordance with Section 1.3, the Purchasers shall become irrevocably entitled to receive a warrant certificate representing the Warrants.

2. Representations and Warranties of the Purchasers

Each of the Purchasers represents and warrants to the Company that:

2.1. No Government Recommendation or Approval. Each of the Purchasers understands that no United States federal or state agency or similar agency of any other country has passed upon or made any recommendation or endorsement of the Company, the Offering, the Warrants or the Ordinary Shares underlying the Warrants (the “Warrant Shares” and, collectively with the Warrants, the “Securities”).

2.2. Organization.  Each of the Purchasers is a company, validly existing and in good standing under the laws of its jurisdiction and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement.

2.3. Private Offering. Each of the Purchasers represents that it is (a) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”) or (b) not a “U.S. Person” as defined in Rule 902 of Regulation S (“Regulation S”) under the Securities Act. Subscriber acknowledges that the sale contemplated hereby is being made in reliance on a private placement exemption to “Accredited Investors” within the meaning of Section 501(a) of Regulation D under the Securities Act or similar exemptions under state law or to a non-U.S. Person under Regulation S.

2.4. Authority. This Agreement has been validly authorized, executed and delivered by each of the Purchasers and is a valid and binding agreement enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.5. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by each of the Purchasers of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) each of the Purchasers’ organizational documents, (ii) any agreement, indenture or instrument to which each of the Purchasers is a party or (iii) any law, statute, rule or regulation to which each of the Purchasers is subject, or any agreement, order, judgment or decree to which each of the Purchasers is subject.

2.6. No Legal Advice from Company. Each of the Purchasers acknowledges it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with such Purchasers’ own legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, each of the Purchasers is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

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2.7. Access to Information; Independent Investigation. Prior to the execution of this Agreement, each of the Purchasers has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, each of the Purchasers has relied solely on each of the Purchasers’ own knowledge and understanding of the Company and its business based upon each of the Purchasers’ own due diligence investigation and the information furnished pursuant to this paragraph. Each of the Purchasers understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Section 2 and each of the Purchasers has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

2.8. Reliance on Representations and Warranties. Each of the Purchasers understands the Warrants are being offered and sold to it in reliance on exemptions from the registration requirements under the Securities Act, and analogous provisions in the laws and regulations of various states, and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of each of the Purchasers set forth in this Agreement in order to determine the applicability of such provisions.

2.9. No Advertisements. Each of the Purchasers is not subscribing for the Warrants as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or presented at any seminar or meeting.

2.10. Legend. Each of the Purchasers acknowledges and agrees the certificates evidencing the Warrants and the Warrant Shares shall bear a restrictive legend (the “Legend”), in form and substance as set forth in Section 4 hereof, prohibiting the offer, sale, pledge or transfer of the securities, except (i) pursuant to an effective registration statement covering these securities under the Securities Act or (ii) pursuant to any other exemptions from the registration requirements under the Securities Act and such laws which, in the opinion of counsel for the Company, is available.

2.11. Experience, Financial Capability and Suitability. Each of the Purchasers is (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Securities and (ii) able to bear the economic risk of his investment in the Securities for an indefinite period of time because the Securities have not been registered under the Securities Act and therefore cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available. Each of the Purchasers has substantial experience in evaluating and investing in transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Each of the Purchasers must bear the economic risk of this investment until the Securities are sold pursuant to: (i) an effective registration statement under the Securities Act; or (ii) an exemption from registration is available with respect to such sale. Each of the Purchasers is able to bear the economic risks of an investment in the Securities and to afford a complete loss each of the Purchasers’ investment in the Securities.

2.12. Investment Purposes. Each of the Purchasers is purchasing the Securities solely for investment purposes, for each of the Purchasers’ own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof and each of the Purchasers have no present arrangement to sell the interest in the Securities to or through any person or entity.

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2.13. Restrictions on Transfer. Each of the Purchasers acknowledges and understands the Warrants are being offered in a transaction not involving a public offering in the United States within the meaning of the Securities Act. The Securities have not been registered under the Securities Act, and, if in the future, any of the Purchasers decides to offer, resell, pledge or otherwise transfer the Securities, such Securities may be offered, resold, pledged or otherwise transferred only (A) pursuant to an effective registration statement filed under the Securities Act, (B) pursuant to an exemption from registration under Rule 144 promulgated under the Securities Act (“Rule 144”), if available, or (C) pursuant to any other available exemption from the registration requirements of the Securities Act, and in each case in accordance with any applicable securities laws of any state or any other jurisdiction. Each of the Purchasers agrees that if any transfer of its Securities or any interest therein is proposed to be made, as a condition precedent to any such transfer, such Purchaser may be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or another available exemption from registration, each of the Purchasers agrees it will not resell the Securities. Each of the Purchasers further acknowledges that because the Company is a shell company, Rule 144 may not be available to such Purchaser for the resale of the Securities until the one year anniversary following consummation of the initial Business Combination of the Company, despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

3. Representations and Warranties of the Company

The Company represents and warrants to the Purchasers that:

3.1. Valid Issuance of Share Capital. The total number of all classes of share capital which the Company has authority to issue is (i) an unlimited number of Ordinary Shares and (ii) an unlimited number of preferred shares. As of the date hereof, the Company has issued 1,437,000 Ordinary Shares (of which 187,500 of such Ordinary Shares are subject to forfeiture as described in the registration statement related to the Company’s IPO) and no preferred shares issued and outstanding. All of the issued share capital of the Company has been duly authorized, validly issued, and are fully paid and non-assessable.

3.2. Title to Warrants. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the warrant agreement to be entered into with a mutually agreeable warrant agent on or prior to the closing of the IPO (“Warrant Agreement”), as the case may be, each of the Warrants and the Warrant Shares will be duly and validly issued, fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Warrant Agreement, as the case may be, the Purchasers will have or receive good title to the Warrants, free and clear of all liens, claims and encumbrances of any kind, other than (i) any transfer restrictions hereunder and under the other agreements contemplated hereby and (ii) transfer restrictions under federal and state securities laws.

3.3. Organization and Qualification. The Company has been duly incorporated and is validly existing as a British Virgin Islands business company and has the requisite corporate power to own its properties and assets and to carry on its business as now being conducted.

3.4. Authorization; Enforcement. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Warrants and the Warrant Shares in accordance with the terms hereof, (ii) the execution, delivery and performance of this Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or shareholders is required, and (iii) this Agreement constitutes, and upon the execution and delivery thereof, the Warrants and the Warrant Agreement will constitute, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, moratorium, reorganization, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by equitable principles of general application and except as enforcement of rights to indemnity and contribution may be limited by federal and state securities laws or principles of public policy.

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3.5. No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not (i) result in a violation of the Company’s Memorandum and Articles of Association, (ii) conflict with, or constitute a default under any agreement, indenture or instrument to which the Company is a party or (iii) any law statute, rule or regulation to which the Company is subject or any agreement, order, judgment or decree to which the Company is subject. Other than any Securities and Exchange Commission, state or foreign securities filings which may be required to be made by the Company subsequent to the Closing, and any registration statement which may be filed pursuant thereto, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency or self-regulatory entity in order for it to perform any of its obligations under this Agreement or issue the Warrants or the Ordinary Shares issuable upon exercise thereof in accordance with the terms hereof.

4. Legends

4.1. Legend. The Company will issue the Warrants, and when issued, the Warrant Shares, purchased by the Purchasers, in the names of the respective Purchasers. The Securities will bear the following Legend and appropriate “stop transfer” instructions:

THESE SECURITIES (i) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT, (B) TO A NON-U.S. PERSON IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (C) PURSUANT TO THE RESALE LIMITATIONS SET FORTH IN RULE 905 OF REGULATIONS S UNDER THE SECURITIES ACT, (D) PURSUANT TO AN EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO ANY OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

IN ADDITION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD OR TRANSFERRED PRIOR TO THE DATE THAT IS AFTER THE DATE UPON WHICH Infinity Cross border Acquisition Corporation (THE “COMPANY”) COMPLETES ITS INITIAL BUSINESS COMBINATION (AS DEFINED IN SECTION 3 OF THE WARRANT AGREEMENT REFERRED TO HEREIN) EXCEPT TO A PERMITTED TRANSFEREE (AS DEFINED IN SECTION 2 OF THE WARRANT AGREEMENT) WHO AGREES IN WRITING WITH THE COMPANY TO BE SUBJECT TO SUCH TRANSFER PROVISIONS.

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SECURITIES EVIDENCED BY THIS CERTIFICATE AND THE ordinary shares OF THE COMPANY ISSUED UPON EXERCISE OF SUCH SECURITIES SHALL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE COMPANY.

4.2. Purchasers’ Compliance. Nothing in this Section 4 shall affect in any way each of the Purchasers’ obligations and agreements to comply with all applicable securities laws upon resale of the Securities.

4.3. Company’s Refusal to Register Transfer of the Securities. The Company shall refuse to register any transfer of the Securities, if in the sole judgment of the Company such purported transfer would not be made (i) pursuant to an effective registration statement filed under the Securities Act, or (ii) pursuant to an available exemption from the registration requirements of the Securities Act.

4.4. Registration Rights. Each of the Purchasers will be entitled to certain registration rights which will be governed by a registration rights agreement (“Registration Rights Agreement”) to be entered into with the Company on or prior to the closing of the IPO.

5. Lockup

Each of the Purchasers acknowledges and agrees that the Warrants shall not be transferable, saleable or assignable until the consummation of a Business Combination, except to permitted transferees (as defined in Section 2 of the Warrant Agreement). Additionally, the Warrants and the Warrant Shares will be deemed compensation by the Financial Industry Regulatory Authority (“FINRA”) and will therefore be subject to lock-up for a period of 180 days immediately following the date of effectiveness or commencement of sales of the IPO, subject to certain limited exceptions, pursuant to Rule 5110(g)(1) of the FINRA Manual. Additionally, the Warrants may not be sold, transferred, assigned, pledged or hypothecated for a one-year period (including the foregoing 180-day period) following the effective date of the registration statement relating to the IPO except to any underwriter or selected dealer participating in the IPO and the bona fide officers or partners of the Purchasers and any such participating underwriter or selected dealer.

6. Securities Laws Restrictions

Each of the Purchasers agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Securities unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Securities proposed to be transferred shall then be effective or (b) the Company shall have received an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction complies with the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

7. Waiver of Liquidation Distributions

In connection with the Securities purchased pursuant to this Agreement, each of the Purchasers hereby waives any and all right, title, interest or claim of any kind in or to any distributions from the Trust Account. In no event will a Purchaser have the right to exercise any Warrants prior to the consummation of a Business Combination.

8. Rescission Right Waiver and Indemnification

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8.1. Rescission Waiver. Each of the Purchasers understands and acknowledges that an exemption from the registration requirements of the Securities Act requires there be no general solicitation of purchasers of the Warrants. In this regard, if the Offering were deemed to be a general solicitation with respect to the Warrants, the offer and sale of such Warrants may not be exempt from registration and, if not, the Purchasers may have a right to rescind its purchase of the Warrants. In order to facilitate the completion of the Offering and in order to protect the Company, its shareholders and the Trust Account from claims that may adversely affect the Company or the interests of its shareholders, each of the Purchasers hereby agrees to waive, to the maximum extent permitted by applicable law, any claims, right to sue or rights in law or arbitration, as the case may be, to seek rescission of its purchase of the Warrants as a result of the issuance of the Warrants being deemed to be in violation of Section 5 of the Securities Act. Each of the Purchasers acknowledges and agrees this waiver is being made in order to induce the Company to sell the Warrants to the Purchasers. Each of the Purchasers agrees the foregoing waiver of rescission rights shall apply to any and all known or unknown actions, causes of action, suits, claims or proceedings (collectively, “Claims”) and related losses, costs, penalties, fees, liabilities and damages, whether compensatory, consequential or exemplary, and expenses in connection therewith, including reasonable attorneys’ and expert witness fees and disbursements and all other expenses reasonably incurred in investigating, preparing or defending against any Claims, whether pending or threatened, in connection with any present or future actual or asserted right to rescind the purchase of the Warrants hereunder or relating to the purchase of the Warrants and the transactions contemplated hereby.

8.2. No Recourse Against Trust Account. Each of the Purchasers agrees not to seek recourse against the Trust Account for any reason whatsoever in connection with its purchase of the Warrants or any Claim that may arise now or in the future.

8.3. Section 8 Waiver. Each of the Purchasers agrees that to the extent any waiver of rights under this Section 8 is ineffective as a matter of law, each of the Purchasers have offered such waiver for the benefit of the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. Each of the Purchasers acknowledges the receipt and sufficiency of consideration received from the Company hereunder in this regard.

9. Terms of the Warrant

The Warrants shall be substantially identical to the warrants included in the units offered in the IPO as set forth in the Warrant Agreement, except the Warrants: (i) will be subject to the transfer restrictions described herein, (ii) are being purchased pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after certain conditions are met or the resale of the Warrants is registered under the Securities Act, (iii) will be non-redeemable so long as they are held by the Purchasers or any of their permitted transferees, (iv) are exercisable for cash or on a “cashless” basis if held by the Purchasers or any of their permitted transferees and (v) may not be exercised after five years from the effective date of the Company’s registration statement relating to the IPO so long as they are held by the Purchasers or any of their permitted transferees.

10. Governing Law; Jurisdiction; Waiver of Jury Trial

This Agreement shall be governed by and construed in accordance with the laws of the British Virgin Islands for agreements made and to be wholly performed within such country. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

11. Assignment; Entire Agreement; Amendment

11.1. Assignment. Neither this Agreement nor any rights hereunder may be assigned by any party to any other person other than by Purchasers, without the prior consent of the Company, to one or more persons agreeing to be bound by the terms hereof. Upon such assignment by a Purchaser, the assignee(s) shall become Purchasers hereunder and have the rights and obligations provided for herein to the extent of such assignment.

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11.2. Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes any and all prior discussions, agreements and understandings of any and every nature.

11.3. Amendment. Except as expressly provided in this Agreement, neither this Agreement nor any term hereof may be amended, waived, discharged or terminated other than by a written instrument signed by the party against whom enforcement of any such amendment, waiver, discharge or termination is sought.

11.4. Binding upon Successors. This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and permitted assigns.

12. Notices; Indemnity

12.1 Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party’s address set forth herein or to such other address as a party may designate by notice hereunder, and shall be either (a) delivered by hand, (b) sent by overnight courier, or (c) sent by certified mail, return receipt requested, postage prepaid. All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iii) if sent by certified mail, on the fifth business day following the day such mailing is made.

12.2 Indemnification. Each party shall indemnify the other party against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement set forth in this Agreement.

13. Counterparts

This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

14. Survival; Severability

14.1. Survival. The representations, warranties, covenants and agreements of the parties hereto shall survive the Closing and one (1) year following the consummation of an initial Business Combination.

14.2. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

15. Headings

The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

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16. Construction

The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

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This subscription is accepted by the Company as of the date first written above.

INFINITY CROSS BORDER ACQUISITION CORPORATION

By:	/s/ Mark Chess

Name:	Mark Chess
Title:	Vice President

Accepted and agreed this

May 24, 2012

EARLYBIRDCAPITAL, INC.

By: /s/ Steven Levine

Name: Steven Levine
Title: CEO

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Exhibit A

Sponsor	Number of Warrants
EarlyBirdCapital, Inc.	400,000

Total	400,000

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